FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending July 19, 2004

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrants name into English)



     New South Wales     333-64199          98-0181944
    -----------------   ----------------  ------------
    State of Incorp.    Commission File  IRS Employer No.
                             Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrants telephone number

      +612 9229 8131

 NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST


Date of Report - Determination Date   13-July-04

Housing Loan Collection Period      10-Apr-04 to 09-Jul-04
                                  (inclusive)  (inclusive)

Days in Collection Period             91

Coupon Period          19-Apr-04      to         19-Jul-04
                       (inclusive)             (exclusive)

Days in Coupon Period  		      91

3 month BBSW
at beginning of coupon period         	   5.5100%
3 Month USD-LIBOR      			   1.15000%
Foreign Exchange Rate  0.62354525564

Available Income       			4,993,646.03
Total Available Funds  			4,993,646.03
Accrued Interest Adjustment           	0.00
Redraws Made This Period                11,109,366.50
Redraw Shortfall       			0.00
Redraw Facility Draw   			0.00
RFS Issued This Period 			0.00
Trust Expenses         			203,623.90
Total Payments         			4,243,348.19
Payment Shortfall      			0.00
Principal Draw This Period            	0.00
Total Principal Draws Outstanding     	0.00
Gross Principal Collections           	35,297,416.22
Principal Collections  			24,188,049.72
Excess Available Income               	750,297.84
Excess Collections Distribution       	750,297.84
Liquidity Shortfall    			0.00
Liquidity Net Draw / (Repayment)
this period            			0.00
Remaining Liquidity Shortfall         	0.00
Liquidation Loss       			0.00
Principal Charge Offs  			0.00
Prepayment Benefit Shortfall          	0.00
Average Daily Balance for Qtr         	264,785,273.78
Subordinated Percentage               	5.2769%
Initial Subrdinated Percentage        	2.3000%
Average Quarterly Percentage          	0.0000%
Chargeoffs             			0.00
Carryover ChargeOffs   			0.00

               Principal/100,000   Coupon/100,000
Class A   0.00    1,040.7564          38.5996
Class B   0.00    2,464.0284         111.7811

Stated Amount - AUD Equivalent     Percentage     Forex Percentage
Class A       237,680,541.66         94.72309%         1.00000
Class B        14,912,152.23          5.27691%
RFS                     0.00              	       0.00000
              252,592,693.89       100.00000%      100.00000%

Stated Amount - USD                Bond Factor
Class A       148,204,574.11         0.1079657
Class B         9,298,401.78         0.2878762
RFS                     0.00
              157,502,975.88

                            WST Trust Series 98-1G

                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9th July 2004
                Number     Current    Instalment   % by     % by
               of Loans    Balance     Amount $   Number   Balance

Current          3,487  239,044,764  2,605,661   95.69%    94.64%
1 - 29 Days        127   10,594,521     93,042    3.49%     4.19%
30 - 59 Days        17    1,807,507     14,247    0.47%     0.72%
60 - 89 Days         6      484,435      3,739    0.16%     0.19%
90 - 119 Days        3      393,093      2,997    0.08%     0.16%
120 - 149 Days       1       83,338        753    0.03%     0.03%
150 - 179 Days       0            0          0    0.00%     0.00%
180+ Days            3      185,036      1,433    0.08%     0.07%
TOTAL            3,644  252,592,694  2,721,872  100.00%   100.00%


$A
Scheduled principal     		$          3,894,195
Unscheduled principal   		$         20,293,855
Principal Collections   		$         24,188,050

Fixed Interest Rate Housing Loan        $         28,499,672
Variable Rate Housing Loans             $        224,093,022
                        		$        252,592,694






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: July 19, 2004
By:    /s/ Raman Bhalla


Name: Raman Bhalla

Title:   Principal Accounting Officer